UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09165

Kelmoore Strategic Trust

(Exact name of registrant as specified in charter)

2465 East Bayshore Road, Suite 300

Palo Alto, CA 94303

(Address of principal executive offices) (Zip code)

Ralph M. Kelmon, President

Kelmoore Strategic Trust

2465 East Bayshore Road, Suite 300

Palo Alto, CA 94303

(Name and address of agent for service)

registrant’s telephone number, including area code: 800-486-3717

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

The Kelmoore Strategy® Funds

Annual Report

Kelmoore Strategy® Fund

Kelmoore Strategy® Eagle Fund

Kelmoore Strategy® Liberty Fund

DECEMBER 31, 2007

Dear Shareholders,

2007 held a number of challenges for the three Kelmoore Strategy® Funds. Higher volatility helped boost option premium income, while troubled sectors such as financials and semiconductors hurt the Funds’ total returns. Major Market indices ended the year in positive territory while the funds underperformed their benchmarks. After review of our Funds’ performance and distribution histories, Kelmoore Investment Company has implemented changes in portfolio management and clarified the Funds’ distribution policy.

On January 28th, 2008 Matthew Kelmon tendered his resignation from Kelmoore. I have taken on the position of Chief Investment Officer and have appointed Barry Martin as the Funds’ Portfolio Manager. He has been Portfolio Manager of Kelmoore’s Separately Managed Account Program since 2000 and has been an active member of Kelmoore’s Investment Committee, Best Execution Committee and Client Account Review Committee. In addition, he has supported Matt Kelmon in the management and operations of the Funds since their inception. Barry is a CFA Level II Candidate. I am very impressed with Barry’s management style and believe he will be able to make a difference in the Funds.

First, I would like to walk you through a review of each Fund’s performance in 2007.

For the first three calendar quarters of the year, Funds performance was slightly positive. The Strategy and Liberty funds outperformed the S&P 100 in Q1, lagged in Q2 and Q3 and tracked the index in Q4. By selling covered options against positions in our portfolio, we sell potential upside for current premium income. This means our Funds are unlikely to realize the full potential of a single stock’s appreciation. Certain equities in the portfolios, such as Apple Computer and Research in Motion Ltd., garnered huge returns, pushing major market indices higher. Apple Computer’s 133% percent gain and Research In Motion’s gain of 166% contributed to our Funds underperforming their benchmark equity indices.

An additional detriment to the performance of the Kelmoore Strategy® Funds was our investment in financial names such as Citigroup, Merrill Lynch, AIG, JP Morgan, Goldman Sachs, Bear Stearns, Lehman Brothers and Morgan Stanley. In 2007, the S&P 500 Financials Index fell 21 percent, versus the S&P 500 as a whole, which gained 5.49%. The downturn in the Financial Services sector had a substantial effect on each fund. Our goal in 2008 is to decrease our exposure to these big name financial stocks and increase the Eagle Fund’s holdings in NASDAQ 100 stocks.

The Strategy and Liberty Funds are invested across five primary equity sectors: Financial Services, Consumer Goods, Manufacturing, Natural Resources and Technology. The Eagle Fund’s holdings are more concentrated, with only three primary equity sectors in the portfolio: Technology, Communications, and Financial Services. Semiconductors make up a significant portion of the Eagle Fund’s technology holdings. In addition to suffering the downturn in Financials in the fourth quarter, the Eagle Fund suffered losses in semiconductor stocks. In the fourth quarter alone, the Semiconductor Index (SOXX) fell 18 percent. The Fund’s position in names such as Micron Technology, Inc. (-48.07%) and Marvell Technologies (-27.15%) contributed to a fourth quarter loss of almost 10 percent and a total return of –6.35% for the year.

Kelmoore Strategy® Funds performance Quarter-by-Quarter

FUND	Q1	Q2	Q3	Q4
Strategy Fund C-share	1.99%	1.28%	0.32%	-3.93%
Liberty Fund C-share	1.28%	1.47%	1.34%	-3.03%
Eagle Fund C-share	-0.82%	1.49%	3.26%	-9.90%
S&P 100 Index (OEX)	-1.61%	6.62%	3.10%	-4.01%
Nasdaq Composite Index (CCMP)	0.26%	7.51%	3.74%	-1.87%

Kelmoore Strategy® Funds performance for 2007

FUND	12/31/06 – 12/31/07

Strategy Fund C-share	-0.46%
Liberty Fund C-share	0.98%
Eagle Fund C-share	-6.35%
S&P 100 Index (OEX)	3.81%
S&P 500 Index (SPX)	5.49%
Nasdaq Composite Index (CCMP)	9.80%

Included in this mailing, you will find a notice entitled “Sources of Prior Distribution.” The SEC requires funds such as ours that pay out distributions to clearly disclose to shareholders the sources of those distributions (sources can be income, short term capital gains, long term capital gains, or return of capital). We want to ensure that there is no confusion in regards to how our distributions have been characterized.

Return of capital, which means a portion of your investment was returned to you, is non-taxable and while certain “tax advantaged” investment products seek to minimize taxable gains for their investors and may make distributions comprised in whole or in part of return of capital, we believe that it is in the best interest of our shareholders to seek to pay out only net income and gains. To be clear, we intend to not make a distribution in a given month if a Fund a) does not have available cash from net investment income or short-term capital gains, or b) believes the distribution may result in return of capital.

After a review of the sources of prior distributions, we intend, going forward, to be more cautious in declaring a distribution. We will only seek to make a monthly distribution if it is practicable based on available and projected cash flow, and even in that instance we may only pay a portion of available cash in order to better prepare a Fund to pay a distribution in a future month. Premium income generated that is less than realized losses can help boost the NAV of our funds.

Please keep in mind that a distribution has no real effect on the total return of your investment. The calculation of the Funds performance assumes reinvestment of all distributions. When a distribution is made (the term often used is: ex-dividend) the Net Asset Value decreases by the amount of the distribution. Please consider independently the Standardized Performance figures that are updated monthly on our website at www.kelmoore.com. Standardized Performance figures are required by the SEC and FINRA in part as a benefit to shareholders.

I hope that you, our valued Fund shareholders, understand the clarified policy regarding distributions. I invite you to call and discuss the meaning and effects of return of capital, fund distributions, and total returns and to learn more about why the Kelmoore team still firmly believes that our strategy can provide benefits to our shareholders.

As we look forward to the prospects for 2008, we are cautiously optimistic. January 2008 has already tested the markets with the worst start on record. Talk of recession is in the news and on Wall Street. The Federal Reserve Board has already cut 1.25% from the fed funds interest rate and 50 basis points (.50%) from the discount rate – the rate at which banks borrow from the Fed. The government seems focused on stimulating the economy and avoiding negative growth. A stimulus package quickly passed in the House and moved on to the Senate (as this letter is written). A positive element to insecurity is increased volatility in the markets, which translates to higher premiums for option writers.

Thank you again for your continued support. We intend to weather this and all storms.

Sincerely,

Ralph M. Kelmon
CEO and CIO, Kelmoore Investment Co.

Performance quoted is for Class C. Returns for Class A were lower with the front-end sales charge taken into account and higher without deducting for the sales charge. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown here. Performance current to the most recent month-end is available online at www.kelmoore.com.

CBOE S&P 500 BuyWrite Index (BXMSM) is a service mark of the CBOE®. CBOE® and VIX® are registered trademarks and VXNSM is a registered service mark of Chicago Board Options Exchange, Inc. S&P 100® and S&P 500® are registered trademarks of The McGraw-Hill Companies, Inc. NASDAQ® is a registered trademark of the Nasdaq Stock Market, Inc.

KELMOORE STRATEGY® FUND	December 31, 2007

How did Kelmoore Strategy® Fund perform relative to its benchmarks for the period?

For the year ended December 31, 2007, the Kelmoore Strategy® Fund (the “Strategy Fund”) returned -0.46% and -5.19% for Class C and Class A shares, respectively, as compared with the S&P 100 return of 3.81% and the CBOE S&P 500 BuyWrite Index (the “BXM”) return of 6.61% for the same period.

What contributed positively/negatively to the performance?

For the first three calendar quarters of the year, the Strategy Fund’s performance was generally positive, with two dips in returns in early March and mid-August, each followed by periods of earnings and growth. In the fourth quarter, performance dipped when the market at large began feeling the negative effects of the subprime mortgage crisis, leveling the year’s returns. Financials, which declined substantially overall due to the mortgage news, are one of the Fund’s five primary investment sectors. For the year, the Strategy Fund’s performance was slightly negative at –0.46%.

Certain equities in the portfolio, such as Apple Computer, garnered huge returns in the market, pushing major market indices higher. While we are happy to report that the performance of this and other individual stocks did help bolster the NAVs of the Fund at different points during the year, our strategy of selling options to generate premium income does mean capping the upside potential on individual stocks. This means our Funds are less likely to realize the full potential of a single stock’s growth. Instead, a stock rising very quickly in value is most likely to be called away, capping investment returns.

KELMOORE STRATEGY® FUND	December 31, 2007

Kelmoore Strategy® Fund Performance Report – Class C Shares

AVERAGE ANNUAL TOTAL RETURN

One Year Ended 12/31/07*	(0.46)%
Five Years Ended 12/31/07*	5.00%
Inception 5/3/99(1) through 12/31/07*	(2.90)%

Growth of a $10,000 investment since Fund inception.

*	Assumes reinvestment of all dividends and distributions. During the periods shown, certain fees and expenses were waived. Without such waivers, total returns would have been lower.

The S&P 100® is an unmanaged index of large-cap U.S. equities. The BXMsm is a passive total return index based on selling the near term S&P 500® stock call options against the S&P 500® index portfolio each month.

The S&P 100® and the BXMsm are unmanaged indices and the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Returns quoted represent past performance. Current performance may be lower or higher than the returns shown here. Returns current to the most recent month-end are available at www.kelmoore.com. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KELMOORE STRATEGY® FUND	December 31, 2007

Kelmoore Strategy® Fund Performance Report – Class A Shares

AVERAGE ANNUAL TOTAL RETURN

One Year Ended 12/31/07*	(5.19)%
Five Years Ended 12/31/07*	4.57%
Inception 10/25/99(1) through 12/31/07*	(3.14)%

Growth of a $10,000 investment since Fund inception.

The values and returns for the Kelmoore Strategy® Fund Class A include reinvestments and the maximum sales charge of 5.50% placed on purchases.

*	Assumes reinvestment of all dividends and distributions and the imposition of the maximum front-end sales charge. During the periods shown, certain fees and expenses were waived. Without such waivers, total returns would have been lower.

The S&P 100® is an unmanaged index of large-cap U.S. equities. The BXMsm is a passive total return index based on selling the near term S&P 500® stock call options against the S&P 500® index portfolio each month.

The S&P 100® and the BXMsm are unmanaged indices and the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Returns quoted represent past performance. Current performance may be lower or higher than the returns shown here. Returns current to the most recent month-end are available at www.kelmoore.com. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KELMOORE STRATEGY® EAGLE FUND	December 31, 2007

How did Kelmoore Strategy® Eagle Fund perform relative to its benchmarks for the period?

The Eagle Fund fell –6.35% for the year ended December 31, 2007, underperforming its two benchmark indices, which had positive returns. The NASDAQ Composite was up 9.80% for the year and the BXM® index was up 6.61% for the year.

What contributed positively/negatively to the performance?

Losses in the last two months of 2007 wiped out the Fund’s gain of 9.65% (12/29/06 – 10/31/07) in the first 10 months of the year. A fourth quarter pullback of 9.90% left the Fund with a total return for the year of –6.35%. The Eagle Fund’s holdings are more concentrated than its sibling funds, with only three primary equity sectors in the portfolio: Technology, Communications, and Financial Services. In addition to suffering the downturn in the financials, the Eagle Fund suffered losses in its relatively large ownership of semiconductor stocks.

KELMOORE STRATEGY® EAGLE FUND	December 31, 2007

Kelmoore Strategy® Eagle Fund Performance Report

AVERAGE ANNUAL TOTAL RETURN
	Class C	Class A
One Year Ended 12/31/07*	(6.35)%	(10.88)%
Five Years Ended 12/31/07*	4.44%	4.16%
Inception 6/29/00(1) through 12/31/07*	(13.52)%	(13.54)%

Growth of a $10,000 investment since Fund inception.

The values and returns for the Kelmoore Strategy® Eagle Fund includes reinvestments and the maximum sales charge of 5.50% placed on purchases in Class A shares.

*	Assumes reinvestment of all dividends and distributions and the imposition of the maximum front-end sales charge for Class A shares. During the periods shown, certain fees and expenses were waived. Without such waivers, total returns would have been lower.

The NASDAQ® is an unmanaged index comprised of the NASDAQ National Market and the NASDAQ Small Cap Market. The BXMsm is a passive total return index based on selling the near term S&P 500® stock index call options against the S&P 500® index portfolio each month.

The NASDAQ® and the BXMsm are unmanaged indices and the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Returns quoted represent past performance. Current performance may be lower or higher than the returns shown here. Returns current to the most recent month-end are available at www.kelmoore.com. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KELMOORE STRATEGY® LIBERTY FUND	December 31, 2007

How did Kelmoore Strategy® Liberty Fund perform relative to its benchmarks for the period?

The Liberty Fund had a relatively flat year, ending up 0.98% for the year ended December 31, 2007. The Fund lagged both its equity benchmark, the S&P 100® index, which returned 3.81% for the year ended December 31, 2007, and its option-writing benchmark, the BXM® index, which returned 6.61% for the same time period.

What contributed positively/negatively to the performance?

The Liberty Fund’s generally positive performance for the year was upset by two market dips in mid-March and mid-August and a year-end decline on news of the sub-prime mortgage crisis. Although each decline was followed by a period of recovery, the negative market impact at year-end kept Fund returns relatively flat at 0.98% for the year.

Like its sibling Strategy Fund, the Liberty Fund lagged both of its benchmark indices for the year. The two Funds face similar situations when single equities in the portfolio help increase the indices’ returns dramatically but are capped within the portfolio by the covered options strategy. Also contributing negatively to performance near year-end was the Fund’s investment in Financial-sector equities. Financials underperformed the market as a whole.

KELMOORE STRATEGY® LIBERTY FUND	December 31, 2007

Kelmoore Strategy® Liberty Fund Performance Report

AVERAGE ANNUAL TOTAL RETURN
	Class C	Class A
One Year Ended 12/31/07*	0.98%	(3.88)%
Five Years Ended 12/31/07*	5.48%	5.07%
Inception 12/26/00(1) through 12/31/07*	(1.53)%	(1.61)%

Growth of a $10,000 investment since Fund inception.

The values and returns for the Kelmoore Strategy® Liberty Fund includes reinvestments and the maximum sales charge of 5.50% placed on purchases in Class A shares.

*	Assumes reinvestment of all dividends and distributions and the imposition of the maximum front-end sales charge for Class A shares. During the periods shown, certain fees and expenses were waived. Without such waivers, total returns would have been lower.

The S&P 100® is an unmanaged index of large-cap U.S. equities. The BXMsm is a passive total return index based on selling the near term S&P 500® stock call options against the S&P 500® index portfolio each month.

The S&P 100® and the BXMsm are unmanaged indices and the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Returns quoted represent past performance. Current performance may be lower or higher than the returns shown here. Returns current to the most recent month-end are available at www.kelmoore.com. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KELMOORE STRATEGIC TRUST	For the Six Months Ended
DISCLOSURE OF FUND EXPENSES (Unaudited)	December 31, 2007

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs paid by shareholders, which include sales charges (loads) on purchase payments (applicable to Class A shares only), redemption fees, and exchange fees; and (2) ongoing costs, which include costs for portfolio management, administrative services, distribution and service (12b-1) fees, and shareholder reports (like this one), among other expenses. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period of July 1, 2007 through December 31, 2007. Transaction costs paid by the funds, including brokerage commissions on equity and options transactions paid by the funds to Kelmoore Investment Company, Inc. and other brokers, are treated as costs of acquiring or disposing of assets and thus are not reflected in the expense examples below or the funds’ expense ratios.

This table illustrates your fund’s costs in two ways:

Actual Expenses: This section provides information about actual account values and actual expenses, and is intended to help you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes: This section is intended to help you compare your fund’s costs with those of other mutual funds. It provides information about hypothetical account values and hypothetical expenses assuming that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. Therefore, the hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

KELMOORE STRATEGIC TRUST	For the Six Months Ended
DISCLOSURE OF FUND EXPENSES (Unaudited)	December 31, 2007

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs paid by shareholders such as sales charges (loads). Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher for Class A shares.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expense Ratio(1)	Expenses Paid During Period 07/01/07- 12/31/07(2)
Kelmoore Strategy® Fund
Actual
Class C	$1,000.00	$963.80	2.87%	$14.13
Class A	$1,000.00	$967.70	2.12%	$10.46
Hypothetical (5% Return before expenses)
Class C	$1,000.00	$1,010.68	2.87%	$14.47
Class A	$1,000.00	$1,014.44	2.12%	$10.70
Kelmoore Strategy® Eagle Fund
Actual
Class C	$1,000.00	$930.40	2.82%	$13.64
Class A	$1,000.00	$933.20	2.07%	$10.02
Hypothetical (5% Return before expenses)
Class C	$1,000.00	$1,010.93	2.82%	$14.21
Class A	$1,000.00	$1,014.70	2.07%	$10.44
Kelmoore Strategy® Liberty Fund
Actual
Class C	$1,000.00	$982.70	3.00%	$14.91
Class A	$1,000.00	$986.20	2.25%	$11.20
Hypothetical (5% Return before expenses)
Class C	$1,000.00	$1,010.03	3.00%	$15.12
Class A	$1,000.00	$1,013.79	2.25%	$11.36

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

KELMOORE STRATEGY FUND
PORTFOLIO OF INVESTMENTS	December 31, 2007

Shares		Value (Note 1)
COMMON STOCKS — 103.2%
	Consumer Discretionary — 8.4%
25,000	EchoStar Communications Corp., Class A+	$943,000
27,500	General Motors Corp.	684,475
2,500	Idearc, Inc.	43,900
20,000	MGM Mirage+	1,680,400
15,000	Sears Holdings Corp.+	1,530,750
50,000	Time Warner, Inc.	825,500

		5,708,025

	Energy — 8.1%
30,000	ConocoPhillips	2,649,000
50,000	Halliburton Co.	1,895,500
10,000	Schlumberger, Ltd.	983,700

		5,528,200

	Financials — 21.5%
40,000	American Express Co.	2,080,800
30,000	American International Group, Inc.	1,749,000
30,000	Bear Stearns Cos., Inc. (The)	2,647,500
100,000	Citigroup, Inc.	2,944,000
50,000	JPMorgan Chase & Co.	2,182,500
40,000	Merrill Lynch & Co., Inc.	2,147,200
10,000	NYSE Euronext	877,700

		14,628,700

	Health Care — 14.8%
50,000	Amgen, Inc.+	2,322,000
17,500	Covidien, Ltd.	775,075
40,000	Eli Lilly & Co.	2,135,600
54,600	Genentech, Inc.+	3,662,022
50,000	Pfizer, Inc.	1,136,500

		10,031,197

	Industrials — 15.9%
20,000	3M Co.	1,686,400
20,000	Boeing Co.	1,749,200
20,000	Caterpillar, Inc.	1,451,200
40,000	General Electric Co.	1,482,800
30,000	Honeywell International, Inc.	1,847,100
17,500	Tyco International, Ltd.	693,875
25,000	United Technologies Corp.	1,913,500

		10,824,075

	Information Technology — 28.4%
10,000	Apple, Inc.+	1,980,800
50,000	Cisco Systems, Inc.+	1,353,500
60,000	eBay, Inc.+	1,991,400
3,000	Google, Inc., Class A+	2,074,440
30,000	Hewlett-Packard Co.	1,514,400
100,000	Intel Corp.	2,666,000
100,000	Marvell Technology Group, Ltd.+	1,398,000
100,000	Oracle Corp.+	2,258,000
15,000	Research In Motion, Ltd.+	1,701,000
17,500	Tyco Electronics, Ltd.	649,775
75,000	Yahoo!, Inc.+	1,744,500

		19,331,815

	Materials — 2.7%
50,000	Alcoa, Inc.	1,827,500

	Telecommunication Services — 3.4%
35,000	AT&T, Inc.	1,454,600
20,000	Verizon Communications, Inc.	873,800

		2,328,400

	TOTAL COMMON STOCKS (Cost $80,180,290)	70,207,912

WARRANTS — 0.0%
	Information Technology — 0.0%
36,415	Alcatel-Lucent, ADR+
	(Cost $0)	4

	TOTAL INVESTMENTS — 103.2% (Cost $80,180,290)	70,207,916

See Notes to Financial Statements.

KELMOORE STRATEGY FUND
PORTFOLIO OF INVESTMENTS – (Continued)	December 31, 2007

Number of Contract Shares Subject to Call		Expiration Date	Strike Price	Value (Note 1)
CALL OPTIONS WRITTEN — (1.2)%++
	Consumer Discretionary — (0.1)%
25,000	EchoStar Communications Corp., Class A	01/19/08	$45.00	$(5,625)
27,500	General Motors Corp.	03/22/08	30.00	(17,050)
20,000	MGM Mirage	01/19/08	95.00	(3,500)
15,000	Sears Holdings Corp.	03/22/08	120.00	(48,000)
50,000	Time Warner, Inc.	01/19/08	17.50	(5,000)

				(79,175)

	Energy — (0.2)%
30,000	ConocoPhillips	02/16/08	90.00	(80,100)
50,000	Halliburton Co.	02/16/08	40.00	(50,000)
10,000	Schlumberger, Ltd.	01/19/08	100.00	(27,500)

				(157,600)

	Financials — (0.1)%
40,000	American Express Co.	02/16/08	60.00	(16,000)
30,000	American International Group, Inc.	01/19/08	65.00	(3,000)
30,000	Bear Stearns Cos., Inc. (The)	01/19/08	115.00	(3,000)
100,000	Citigroup, Inc.	01/19/08	40.00	(1,000)
10,000	NYSE Euronext	01/19/08	90.00	(19,600)

				(42,600)

	Health Care — (0.0)%
40,000	Eli Lilly & Co.	01/19/08	55.00	(18,000)
50,000	Pfizer, Inc.	01/19/08	25.00	(2,500)

				(20,500)

	Industrials — (0.2)%
20,000	3M Co.	02/16/08	90.00	(22,000)
20,000	Boeing Co.	02/16/08	95.00	(25,200)
20,000	Caterpillar, Inc.	02/16/08	80.00	(13,000)
40,000	General Electric Co.	01/19/08	37.50	(23,200)
30,000	Honeywell International, Inc.	01/19/08	60.00	(76,500)
25,000	United Technologies Corp.	01/19/08	80.00	(8,750)

				(168,650)

	Information Technology — (0.5)%
10,000	Apple, Inc.	01/19/08	200.00	(83,000)
50,000	Cisco Systems, Inc.	01/19/08	30.00	(4,000)
60,000	eBay, Inc.	02/16/08	37.50	(39,000)
3,000	Google, Inc., Class A	01/19/08	740.00	(12,000)
30,000	Hewlett-Packard Co.	01/19/08	52.50	(13,500)
100,000	Intel Corp.	01/19/08	27.50	(52,000)
100,000	Oracle Corp.	01/19/08	22.50	(65,000)
15,000	Research In Motion, Ltd.	01/19/08	125.00	(25,200)
75,000	Yahoo!, Inc.	01/19/08	30.00	(3,000)

				(296,700)

	Materials — (0.0)%
50,000	Alcoa, Inc.	01/19/08	40.00	(20,000)

	Telecommunication Services — (0.1)%
35,000	AT&T, Inc.	02/16/08	42.50	(40,250)
20,000	Verizon Communications, Inc.	01/19/08	45.00	(8,000)

				(48,250)

	TOTAL CALL OPTIONS WRITTEN (Premiums Received $(1,366,946))			(833,475)

CASH AND OTHER ASSETS, LESS
LIABILITIES — (2.0)%				(1,353,416)

NET ASSETS — 100.0%				$68,021,025

See Notes to Financial Statements.

KELMOORE STRATEGIC FUND
PORTFOLIO OF INVESTMENTS – (Continued)	December 31, 2007

Portfolio Sector Weighting (as a percent of market value)(unaudited)
Information Technology	27.4%
Financials	21.0%
Industrials	15.4%
Health Care	14.4%
Consumer Discretionary	8.1%
Energy	7.8%
Telecommunication Services	3.3%
Materials	2.6%

ADR American Depository Receipt.

+	Non-income producing security.

++	All of the written call options have common stocks pledged as collateral.

See Notes to Financial Statements.

KELMOORE STRATEGY EAGLE FUND
PORTFOLIO OF INVESTMENTS	December 31, 2007

Shares		Value (Note 1)
COMMON STOCKS — 101.4%
	Consumer Discretionary — 13.3%
75,000	Boyd Gaming Corp.	$2,555,250
65,000	EchoStar Communications Corp., Class A+	2,451,800
150,000	Hovnanian Enterprises, Inc., Class A+	1,075,500
25,000	MGM Mirage+	2,100,500
400,900	Sirius Satellite Radio, Inc.+	1,214,727
100,000	Starbucks Corp.+	2,047,000

		11,444,777

	Energy — 1.1%
25,000	Halliburton Co.	947,750

	Financials — 17.6%
35,000	Bear Stearns Cos., Inc. (The)	3,088,750
50,000	Citigroup, Inc.	1,472,000
300,000	E*Trade Financial Corp.+	1,065,000
7,500	Goldman Sachs Group, Inc. (The)	1,612,875
40,000	Lehman Brothers Holdings, Inc.	2,617,600
60,000	Merrill Lynch & Co., Inc.	3,220,800
40,000	Morgan Stanley	2,124,400

		15,201,425

	Health Care — 12.7%
70,000	Amgen, Inc.+	3,250,800
40,000	Biogen Idec, Inc.+	2,276,800
15,000	Celgene Corp.+	693,150
70,000	Genentech, Inc.+	4,694,900

		10,915,650

	Information Technology — 56.7%
90,000	Akamai Technologies, Inc.+	3,114,000
25,000	Broadcom Corp., Class A+	653,500
75,000	Cisco Systems, Inc.+	2,030,250
50,000	Corning, Inc.	1,199,500
200,000	Creative Technology, Ltd.	860,000
100,000	eBay, Inc.+	3,319,000
100,000	F5 Networks, Inc.+	2,852,000
5,000	Google, Inc., Class A+	3,457,400
75,000	Intel Corp.	1,999,500
25,000	KLA-Tencor Corp.	1,204,000
11,500	Linear Technology Corp.	366,045
250,000	Marvell Technology Group, Ltd.+	3,495,000
400,000	Micron Technology, Inc.+	2,900,000
200,000	Motorola, Inc.	3,208,000
75,000	Network Appliance, Inc.+	1,872,000
75,000	QUALCOMM, Inc .	2,951,250
200,000	Rackable Systems, Inc.+	2,000,000
125,000	Sun Microsystems, Inc.+	2,266,250
150,000	Symantec Corp.+	2,421,000
150,000	ValueClick, Inc.+	3,285,000
150,000	Yahoo!, Inc.+	3,489,000

		48,942,695

	TOTAL COMMON STOCKS (Cost $117,905,799)	87,452,297

	TOTAL INVESTMENTS — 101.4% (Cost $117,905,799)	87,452,297

Number of Contract Shares Subject to Call		Expiration Date	Strike Price
CALL OPTIONS WRITTEN — (0.1)%++
	Consumer Discretionary — (0.0)%
400,000	Sirius Satellite Radio, Inc.	01/19/08	$4.00	(20,000)

	Health Care — (0.1)%
40,000	Biogen Idec, Inc.	01/19/08	60.00	(52,000)

	Information Technology — (0.0)%
75,000	Cisco Systems, Inc.	01/19/08	30.00	(6,000)

	TOTAL CALL OPTIONS WRITTEN (Premiums Received $(277,406))			(78,000)

CASH AND OTHER ASSETS, LESS
LIABILITIES — (1.3)%				(1,114,899)

NET ASSETS — 100.0%				$86,259,398

See Notes to Financial Statements.

KELMOORE STRATEGY EAGLE FUND
PORTFOLIO OF INVESTMENTS – (Continued)	December 31, 2007

Portfolio Sector Weighting (as a percent of market value)(unaudited)
Information Technology	56.0%
Financials	17.4%
Consumer Discretionary	13.1%
Health Care	12.4%
Energy	1.1%

+	Non-income producing security.

++	All of the written call options have common stock pledged as collateral.

See Notes to Financial Statements.

KELMOORE STRATEGY LIBERTY FUND
PORTFOLIO OF INVESTMENTS	December 31, 2007

Shares		Value (Note 1)
COMMON STOCKS — 98.9%
	Consumer Discretionary — 8.0%
30,000	Home Depot, Inc.	$808,200
500	Idearc, Inc.	8,780
10,000	Sears Holdings Corp.+	1,020,500
50,000	Time Warner, Inc.	825,500

		2,662,980

	Consumer Staples — 4.3%
10,000	Procter & Gamble Co.	734,200
15,000	Wal-Mart Stores, Inc.	712,950

		1,447,150

	Energy — 12.9%
8,000	Chevron Corp.	746,640
10,000	ConocoPhillips	883,000
8,000	Exxon Mobil Corp.	749,520
20,000	Halliburton Co.	758,200
12,000	Schlumberger, Ltd.	1,180,440

		4,317,800

	Financials — 29.0%
10,000	American Express Co.	520,200
25,000	American International Group, Inc.	1,457,500
25,000	Bank of America Corp.	1,031,500
40,000	Citigroup, Inc.	1,177,600
5,000	Discover Financial Services	75,400
5,000	Goldman Sachs Group, Inc. (The)	1,075,250
20,000	Lehman Brothers Holdings, Inc.	1,308,800
20,000	Merrill Lynch & Co., Inc.	1,073,600
20,000	Morgan Stanley	1,062,200
10,000	NYSE Euronext	877,700

		9,659,750

	Health Care — 8.3%
20,000	Amgen, Inc.+	928,800
8,750	Covidien, Ltd.	387,537
10,000	Merck & Co., Inc.	581,100
20,000	Wyeth	883,800

		2,781,237

	Industrials — 10.1%
10,000	Boeing Co.	874,600
12,000	Caterpillar, Inc.	870,720
15,000	General Electric Co.	556,050
8,750	Tyco International, Ltd.	346,938
10,000	United Parcel Service, Inc., Class B	707,200

		3,355,508

	Information Technology — 17.0%
40,000	Cisco Systems, Inc.+	1,082,800
10,000	Hewlett-Packard Co.	504,800
25,000	Intel Corp.	666,500
10,000	International Business Machines Corp.	1,081,000
30,000	Microsoft Corp.	1,068,000
8,750	Tyco Electronics, Ltd.	324,887
40,000	Yahoo!, Inc.+	930,400

		5,658,387

	Materials — 6.2%
30,000	Alcoa, Inc.	1,096,500
25,000	Dow Chemical Co.	985,500

		2,082,000

	Telecommunication Services — 3.1%
25,000	AT&T, Inc.	1,039,000

	TOTAL COMMON STOCKS (Cost $37,407,491)	33,003,812

EXCHANGE-TRADED FUNDS — 3.7%
10,000	PowerShares QQQ	512,400

5,000	SPDR Trust Series 1	731,050

	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,267,200)	1,243,450

	TOTAL INVESTMENTS — 102.6% (Cost $38,674,691)	34,247,262

See Notes to Financial Statements.

KELMOORE STRATEGY LIBERTY FUND
PORTFOLIO OF INVESTMENTS – (Continued)	December 31, 2007

Number of Contract Shares Subject to Call		Expiration Date	Strike Price	Value (Note 1)
CALL OPTIONS WRITTEN — (1.8)%++
	Consumer Discretionary — (0.1)%
10,000	Sears Holdings Corp.	03/22/08	$120.00	$(32,000)
50,000	Time Warner, Inc.	01/19/08	17.50	(5,000)

				(37,000)

	Consumer Staples — (0.1)%
10,000	Procter & Gamble Co.	02/16/08	75.00	(15,000)
15,000	Wal-Mart Stores, Inc.	02/16/08	50.00	(11,250)

				(26,250)

	Energy — (0.4)%
8,000	Chevron Corp.	02/16/08	100.00	(8,800)
10,000	ConocoPhillips.	01/19/08	85.00	(45,500)
8,000	Exxon Mobil Corp.	01/19/08	95.00	(11,600)
20,000	Halliburton Co.	01/19/08	40.00	(6,200)
12,000	Schlumberger, Ltd.	01/19/08	95.00	(69,600)

				(141,700)

	Financials — (0.5)%
25,000	American International Group, Inc.	02/16/08	65.00	(13,750)
25,000	Bank of America Corp.	02/16/08	45.00	(15,000)
5,000	Goldman Sachs Group, Inc. (The)	01/19/08	230.00	(10,000)
20,000	Lehman Brothers Holdings, Inc.	02/16/08	70.00	(42,000)
20,000	Morgan Stanley	02/16/08	60.00	(10,000)
10,000	NYSE Euronext	01/19/08	80.00	(85,500)

				(176,250)

	Health Care — (0.1)%
10,000	Merck & Co., Inc.	02/16/08	62.50	(8,000)
20,000	Wyeth	04/19/08	50.00	(16,400)

				(24,400)

	Industrials — (0.1)%
10,000	Boeing Co.	02/16/08	95.00	(12,600)
12,000	Caterpillar, Inc.	01/19/08	75.00	(9,360)
15,000	General Electric Co.	01/19/08	37.50	(8,700)
10,000	United Parcel Service, Inc., Class B	01/19/08	75.00	(1,500)

				(32,160)

	Information Technology — (0.2)%
40,000	Cisco Systems, Inc.	01/19/08	30.00	(3,200)
10,000	Hewlett-Packard Co.	02/16/08	55.00	(5,100)
25,000	Intel Corp.	04/19/08	30.00	(18,750)
10,000	International Business Machines Corp.	01/19/08	120.00	(2,000)
30,000	Microsoft Corp.	01/19/08	35.00	(34,500)
40,000	Yahoo!, Inc.	02/16/08	27.50	(15,200)

				(78,750)

	Materials — (0.1)%
30,000	Alcoa, Inc.	01/19/08	40.00	(12,000)
25,000	Dow Chemical Co.	03/22/08	45.00	(15,000)

				(27,000)

	Telecommunication Services — (0.2)%
25,000	AT&T, Inc.	01/19/08	40.00	(46,000)

	TOTAL CALL OPTIONS WRITTEN (Premiums Received $(736,368))			(589,510)

CASH AND OTHER ASSETS, LESS
LIABILITIES — (0.8)%				(274,154)

NET ASSETS — 100.0%				$33,383,598

See Notes to Financial Statements.

KELMOORE STRATEGY LIBERTY FUND
PORTFOLIO OF INVESTMENTS – (Continued)	December 31, 2007

Portfolio Sector Weighting (as a percent of market value)(unaudited)
Financials	28.2%
Information Technology	16.6%
Energy	12.4%
Industrials	9.9%
Health Care	8.2%
Consumer Discretionary	7.8%
Materials	6.1%
Consumer Staples	4.2%
Exchange-Traded Funds	3.7%
Telecommunication Services	2.9%

+	Non-income producing security.

++	All of the written call options have common stock pledged as collateral.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2007

	Kelmoore Strategy® Fund	Kelmoore Strategy® Eagle Fund	Kelmoore Strategy® Liberty Fund
ASSETS:
Investments at market value (Cost $ 80,180,290, $117,905,799 and $38,674,691, respectively) (Note 1)	$70,207,916	$87,452,297	$34,247,262
Cash (Note 1)	—	475,661	296,662
Receivables:
Premiums for options written	—	—	59,669
Due from Adviser	—	—	792
Capital stock sold	75,454	74,995	5,481
Dividends and interest	22,450	23,056	29,136
Prepaid assets	23,756	30,682	19,686

TOTAL ASSETS	70,329,576	88,056,691	34,658,688

LIABILITIES:
Payables:
Cash overdraft	769,978	—	—
Capital stock redeemed	425,401	1,351,777	575,663
Advisory fees	40,338	66,436	—
Distribution fees (Class C)	28,290	33,083	12,670
Distribution fees (Class A)	6,863	9,981	3,730
Other accrued expenses	204,206	258,016	93,517
Option contracts written (Proceeds $1,366,946, $277,406 and $736,368, respectively) (Note 1)	833,475	78,000	589,510

TOTAL LIABILITIES	2,308,551	1,797,293	1,275,090

NET ASSETS	$68,021,025	$86,259,398	$33,383,598

CLASS C SHARES:
Applicable to 1,408,952, 5,476,813 and 348,553 shares, respectively; unlimited number of shares of beneficial interest authorized with $0.001 par value	$34,567,903	$39,419,792	$15,161,064

Net asset value, offering and redemption price per Class C share	$24.53	$7.20	$43.50

CLASS A SHARES:
Applicable to 1,221,543, 5,765,237 and 389,506 shares, respectively; unlimited number of shares of beneficial interest authorized with $0.001 par value	$33,453,122	$46,839,606	$18,222,534

Net asset value and redemption price per Class A share	$27.39	$8.12	$46.78

Offering price per Class A share (Net asset value ÷ 0.945)*	$28.98	$8.59	$49.50

NET ASSETS CONSIST OF:
Paid-in capital	$221,211,383	$117,185,717	$37,703,405
Accumulated net realized loss on investments and written options	(143,751,455)	(672,223)	(39,236)
Net unrealized depreciation on investments and written options	(9,438,903)	(30,254,096)	(4,280,571)

NET ASSETS	$68,021,025	$86,259,398	$33,383,598

*	Offering price includes sales charge of 5.50%.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST	For the Year Ended
STATEMENTS OF OPERATIONS	December 31, 2007

	Kelmoore Strategy® Fund	Kelmoore Strategy® Eagle Fund	Kelmoore Strategy® Liberty Fund
INVESTMENT INCOME:
Dividends	$1,259,409	$467,450	$506,594
Interest	171,029	213,293	246,447

Total Income	1,430,438	680,743	753,041

EXPENSES:
Investment advisory fees (Note 3)	876,560	1,156,463	392,867
Distribution fees Class C (Note 3)	438,992	507,775	175,939
Distribution fees Class A (Note 3)	109,392	162,172	54,232
Accounting fees	30,000	30,000	30,000
Administration fees	95,455	125,932	42,810
Custodian fees	33,014	47,901	24,758
Insurance fees	30,381	40,783	12,247
Miscellaneous expenses	64,923	79,033	35,241
Printing fees	16,540	19,100	8,360
Professional fees	169,988	221,394	75,188
Registration fees	30,724	33,840	33,539
Transfer agent fees	351,291	424,714	158,435
Trustees’ fees	34,173	48,420	14,921

Total Expenses	2,281,433	2,897,527	1,058,537
Fee Waivers (Note 3)	—	(5,366)	(42,632)
Voluntary Waivers (Note 7)	(99,441)	(74,341)	(1)
Recoupment of Prior Year Fee Waivers (Note 3)	20,072	—	—

Net Expenses	2,202,064	2,817,820	1,015,904

Net investment (loss)	(771,626)	(2,137,077)	(262,863)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain from:
Investments	8,404,371	24,609,276	3,204,588
Written options	4,505,206	7,908,949	3,348,288
Net change in unrealized appreciation/(depreciation) on:
Investments	(11,116,554)	(34,094,078)	(5,717,354)
Written options	(311,133)	(1,553,295)	103,351

Net realized and change in unrealized gain/(loss) on investments and written options	1,481,890	(3,129,148)	938,873

Net increase/(decrease) in net assets resulting from operations	$710,264	$(5,266,225)	$676,010

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Kelmoore Strategy® Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006
OPERATIONS:
Net investment loss	$(771,626)	$(1,399,472)
Net realized gain/(loss) on investments and written options	12,909,577	(612,760)
Net change in unrealized appreciation/(depreciation) on investments and written options	(11,427,687)	10,352,147
Payment from affiliate (Note 7)	—	684,550

Net increase in net assets resulting from operations	710,264	9,024,465

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized capital gains:
Class C	(5,799,038)	—
Class A	(5,231,635)	—
Tax return of capital:
Class C	—	(8,754,572)
Class A	—	(8,591,526)

Total distributions to shareholders	(11,030,673)	(17,346,098)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class C	4,492,124	14,190,662
Class A	3,729,788	8,877,134
Reinvestment of distributions:
Class C	3,005,553	4,480,049
Class A	2,460,552	4,168,051
Cost of shares redeemed:
Class C	(20,113,495)	(28,102,266)
Class A	(21,785,060)	(34,433,584)

Decrease in net assets derived from capital share transactions (a)	(28,210,538)	(30,819,954)

TOTAL DECREASE IN NET ASSETS	(38,530,947)	(39,141,587)
NET ASSETS:
Beginning of year	106,551,972	145,693,559

End of year	$68,021,025	$106,551,972

Accumulated net investment income	$—	$—

(a) Transactions in capital stock were:
Shares sold:
Class C	165,279	482,785
Class A	122,484	281,748
Shares issued through reinvestment of distributions:
Class C	112,228	154,423
Class A	83,029	132,237
Shares redeemed:
Class C	(741,178)	(969,693)
Class A	(727,185)	(1,095,023)

Decrease in shares outstanding	(985,343)	(1,013,523)

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Kelmoore Strategy® Eagle Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006
OPERATIONS:
Net investment loss	$(2,137,077)	$(3,589,336)
Net realized gain/(loss) on investments and written options	32,518,225	(27,956,521)
Net change in unrealized appreciation/(depreciation) on investments and written options	(35,647,373)	23,895,454
Payment from affiliate (Note 7)	—	726,530

Net decrease in net assets resulting from operations	(5,266,225)	(6,923,873)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized capital gains:
Class C	(11,452,929)	—
Class A	(13,120,975)	—
Tax return of capital:
Class C	—	(14,895,805)
Class A	—	(20,114,607)

Total distributions to shareholders	(24,573,904)	(35,010,412)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class C	8,397,653	14,132,575
Class A	7,947,931	22,138,815
Reinvestment of distributions:
Class C	5,911,851	8,609,568
Class A	5,637,508	9,394,146
Cost of shares redeemed:
Class C	(20,578,820)	(37,144,200)
Class A	(35,221,020)	(60,431,991)

Decrease in net assets derived from capital share transactions (a)	(27,904,897)	(43,301,087)

TOTAL DECREASE IN NET ASSETS	(57,745,026)	(85,235,372)
NET ASSETS:
Beginning of year	144,004,424	229,239,796

End of year	$86,259,398	$144,004,424

Accumulated net investment income	$—	$—

(a) Transactions in capital stock were:
Shares sold:
Class C	953,568	1,280,801
Class A	802,671	1,798,064
Shares issued through reinvestment of distributions:
Class C	685,714	796,064
Class A	587,870	803,991
Shares redeemed:
Class C	(2,343,820)	(3,487,159)
Class A	(3,588,128)	(5,156,784)

Decrease in shares outstanding	(2,902,125)	(3,965,023)

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Kelmoore Strategy® Liberty Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006
OPERATIONS:
Net investment loss	$(262,863)	$(377,481)
Net realized gain on investments and written options	6,552,876	1,882,713
Net change in unrealized appreciation/(depreciation) on investment s and written options	(5,614,003)	2,934,817
Payment from affiliate (Note 7)	—	70,120

Net increase in net assets resulting from operations	676,010	4,510,169

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized capital gains:
Class C	(1,934,663)	—
Class A	(2,227,846)	—
Tax return of capital:
Class C	—	(2,393,322)
Class A	—	(3,166,395)

Total distributions to shareholders	(4,162,509)	(5,559,717)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class C	4,573,770	5,864,250
Class A	4,958,479	5,066,936
Reinvestment of distributions:
Class C	798,129	971,065
Class A	974,976	1,474,406
Cost of shares redeemed:
Class C	(7,105,104)	(10,890,821)
Class A	(10,726,443)	(14,670,457)

Decrease in net assets derived from capital share transactions (a)	(6,526,193)	(12,184,621)

TOTAL DECREASE IN NET ASSETS	(10,012,692)	(13,234,169)
NET ASSETS:
Beginning of year	43,396,290	56,630,459

End of year	$33,383,598	$43,396,290

Accumulated net investment income	$—	$—

(a) Transactions in capital stock were:
Shares sold:
Class C	97,765	120,012
Class A	99,070	98,273
Shares issued through reinvestment of distributions:
Class C	17,283	19,932
Class A	19,749	28,726
Shares redeemed:
Class C	(153,052)	(222,557)
Class A	(215,376)	(284,914)

Decrease in shares outstanding	(134,561)	(240,528)

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2007

The financial highlights table below is intended to help you understand the financial performance of the Strategy Fund’s Class C shares for the past 5 years. Certain information reflects financial results for a single Strategy Fund Class C share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Fund — Class C
	Year Ended December 31, 2007	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003
Net asset value, beginning of period	$28.19	$30.30	$32.01	$38.90	$34.30	$48.30

Income/(loss) from investment operations:
Net investment income/(loss)	(0.39)	(0.49)	(0.23)	0.14	(0.40)	(0.70)
Net realized and unrealized gain/(loss) on investments	0.35	2.36	1.45	(2.70)	9.20	(9.80)
Payment from affiliate (Note 7)	—	0.15 **	—	—	—	—

Total from investment operations	(0.04)	2.02	1.22	(2.56)	8.80	(10.50)

Less distributions from:
Net investment income	—	—	—	(0.13)	—	—
Realized capital gains	(3.62)	—	(2.93)	—	(4.20)	(0.10)
Tax return of capital	—	(4.13)	—	(4.20)	—	(3.40)

Total distributions	(3.62)	(4.13)	(2.93)	(4.33)	(4.20)	(3.50)

Net asset value, end of period	$24.53	$28.19	$30.30	$32.01	$38.90	$34.30

Total return	(0.46)%	7.18%	4.09%[1]	(6.82)%	26.88%	(22.04)%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$34,568	$52,795	$66,809	$89,996	$114,552	$85,166
Ratio of expenses to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	3.00%	2.98%	2.88%[2]	2.66%	2.75%	2.74%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.89%	2.91%	2.75%[2]	2.66%	2.75%	2.74%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(1.37)%	(1.57)%	(0.95)%[2]	0.38%	(1.21)%	(1.74)%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(1.26)%	(1.50)%	(0.82)%[2]	0.38%	(1.21)%	(1.74)%
Portfolio turnover rate	192.50%	304.10%	224.62%[1]	104.28%	153.30%	111.73%

*	The Fund’s fiscal year end changed from February 28 to December 31, effective December 31, 2005.

**	Amount was calculated based on the average shares outstanding during the period.

[1]	Not Annualized.

[2]	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2007

The financial highlights table below is intended to help you understand the financial performance of the Strategy Fund’s Class A shares for the past 5 years. Certain information reflects financial results for a single Strategy Fund Class A share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Fund — Class A
	Year Ended December 31, 2007	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003
Net asset value, beginning of period	$30.84	$32.54	$33.94	$40.70	$35.50	$49.40

Income/(loss) from investment operations:
Net investment income/(loss)	(0.18)	(0.27)	(0.02)	0.45	(0.20)	(0.40)
Net realized and unrealized gain/(loss) on investments	0.35	2.52	1.55	(2.88)	9.60	(10.00)
Payment from affiliate (Note 7)	—	0.18 **	—	—	—	—

Total from investment operations	0.17	2.43	1.53	(2.43)	9.40	(10.40)

Less distributions from:
Net investment income	—	—	—	(0.41)	—	—
Realized capital gains	(3.62)	—	(2.93)	—	(4.20)	(0.10)
Tax return of capital	—	(4.13)	—	(3.92)	—	(3.40)

Total distributions	(3.62)	(4.13)	(2.93)	(4.33)	(4.20)	(3.50)

Net asset value, end of period	$27.39	$30.84	$32.54	$33.94	$40.70	$35.50

Total return+	0.31%	8.01%	4.80%[1]	(6.16)%	27.70%	(21.31)%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$33,453	$53,757	$78,885	$102,021	$116,842	$68,336
Ratio of expenses to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.25%	2.23%	2.13%[2]	1.91%	2.00%	1.99%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.14%	2.16%	2.00%[2]	1.91%	2.00%	1.99%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(0.61)%	(0.80)%	(0.20)%[2]	1.13%	(0.46)%	(0.99)%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(0.50)%	(0.73)%	(0.07)%[2]	1.13%	(0.46)%	(0.99)%
Portfolio turnover rate	192.50%	304.10%	224.62%[1]	104.28%	153.30%	111.73%

*	The Fund’s fiscal year end changed from February 28 to December 31, effective December 31, 2005.

**	Amount was calculated based on the average shares outstanding during the period.

+	Total return calculation does not reflect sales load.

[1]	Not Annualized.

[2]	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2007

The financial highlights table below is intended to help you understand the financial performance of the Eagle Fund’s Class C shares for the past 5 years. Certain information reflects financial results for a single Eagle Fund Class C share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Eagle Fund — Class C
	Year Ended December 31, 2007	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003
Net asset value, beginning of period	$9.67	$12.16	$13.53	$17.60	$15.20	$24.30

Income/(loss) from investment operations:
Net investment loss	(0.21)	(0.29)	(0.24)	(0.17)	(0.30)	(0.50)
Net realized and unrealized gain/(loss) on investments	(0.28)	(0.10)	0.32	(0.26)	5.90	(5.70)
Payment from affiliate (Note 7)	—	0.04 **	—	—	—	—

Total from investment operations	(0.49)	(0.35)	0.08	(0.43)	5.60	(6.20)

Less distributions from:
Realized capital gains	(1.98)	—	(1.06)	(0.09)	(3.20)	(0.10)
Tax return of capital	—	(2.14)	(0.39)	(3.55)	—	(2.80)

Total distributions	(1.98)	(2.14)	(1.45)	(3.64)	(3.20)	(2.90)

Net asset value, end of period	$7.20	$9.67	$12.16	$13.53	$17.60	$15.20

Total return	(6.35)%	(3.00)%	0.82%[1]	(2.08)%	40.39%	(26.12)%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$39,420	$59,744	$92,341	$109,197	$75,201	$28,414
Ratio of expenses to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.93%	2.87%	2.76%[2]	2.61%	3.00%	3.12%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.86%	2.81%	2.76%[2]	2.59%	3.00%	3.00%
Ratio of net investment loss to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(2.34)%	(2.45)%	(2.20)%[2]	(1.52)%	(2.46)%	(2.71)%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(2.27)%	(2.38)%	(2.20)%[2]	(1.50)%	(2.46)%	(2.58)%
Portfolio turnover rate	191.35%	199.65%	139.09%[1]	29.90%	152.84%	87.97%

*	The Fund’s fiscal year end changed from February 28 to December 31, effective December 31, 2005.

**	Amount was calculated based on the average shares outstanding during the period.

[1]	Not Annualized.

[2]	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2007

The financial highlights table below is intended to help you understand the financial performance of the Eagle Fund’s Class A shares for the past 5 years. Certain information reflects financial results for a single Eagle Fund Class A share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Eagle Fund — Class A
	Year Ended December 31, 2007	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003
Net asset value, beginning of period	$10.58	$13.02	$14.27	$18.30	$15.50	$24.70

Income/(loss) from investment operations:
Net investment loss	(0.17)	(0.23)	(0.17)	(0.08)	(0.20)	(0.30)
Net realized and unrealized gain/(loss) on investments	(0.31)	(0.12)	0.37	(0.31)	6.20	(6.00)
Payment from affiliate (Note 7)	—	0.05 **	—	—	—	—

Total from investment operations	(0.48)	(0.30)	0.20	(0.39)	6.00	(6.30)

Less distributions from:
Realized capital gains	(1.98)	—	(1.06)	(0.09)	(3.20)	(0.10)
Tax return of capital	—	(2.14)	(0.39)	(3.55)	—	(2.80)

Total distributions	(1.98)	(2.14)	(1.45)	(3.64)	(3.20)	(2.90)

Net asset value, end of period	$8.12	$10.58	$13.02	$14.27	$18.30	$15.50

Total return+	(5.66)%	(2.36)%	1.67%[1]	(1.71)%	42.38%	(26.09)%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$46,840	$84,261	$136,899	$163,621	$91,612	$24,235
Ratio of expenses to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.18%	2.12%	2.00%[2]	1.86%	2.25%	2.37%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.11%	2.06%	2.00%[2]	1.84%	2.25%	2.25%
Ratio of net investment loss to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(1.59)%	(1.70)%	(1.45)%[2]	(0.77)%	(1.71)%	(1.96)%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(1.52)%	(1.63)%	(1.45)%[2]	(0.75)%	(1.71)%	(1.83)%
Portfolio turnover rate	191.35%	199.65%	139.09%[1]	29.90%	152.84%	87.97%

*	The Fund’s fiscal year end changed from February 28 to December 31, effective December 31, 2005.

**	Amount was calculated based on the average shares outstanding during the period.

+	Total return calculation does not reflect sales load.

[1]	Not Annualized.

[2]	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2007

The financial highlights table below is intended to help you understand the financial performance of the Liberty Fund’s Class C shares for the past 5 years. Certain information reflects financial results for a single Liberty Fund Class C share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Liberty Fund — Class C
	Year Ended December 31, 2007	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003
Net asset value, beginning of period	$48.12	$49.55	$53.70	$60.30	$53.10	$75.00

Income/(loss) from investment operations:
Net investment loss	(0.55)	(0.64)	(0.46)	(0.30)	(0.70)	(1.10)
Net realized and unrealized gain/(loss) on investments	1.06	4.84	(0.04)	(0.05)	13.20	(15.20)
Payment from affiliate (Note 7)	—	0.07 **	—	—	—	—

Total from investment operations	0.51	4.27	(0.50)	(0.35)	12.50	(16.30)

Less distributions from:
Realized capital gains	(5.13)	—	(2.86)	(3.20)	(5.30)	(3.90)
Tax return of capital	—	(5.70)	(0.79)	(3.05)	—	(1.70)

Total distributions	(5.13)	(5.70)	(3.65)	(6.25)	(5.30)	(5.60)

Net asset value, end of period	$43.50	$48.12	$49.55	$53.70	$60.30	$53.10

Total return	0.98%	9.13%	(0.91)%[1]	(0.40)%	24.21%	(22.11)%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$15,161	$18,601	$23,250	$28,745	$21,832	$11,509
Ratio of expenses to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	3.11%	3.09%	3.00%[2]	3.04%	3.11%	3.30%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	3.00%	2.96%	3.00%[2]	3.00%	3.00%	3.00%
Ratio of net investment loss to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(1.20)%	(1.34)%	(0.97)%[2]	(0.65)%	(1.67)%	(2.13)%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(1.09)%	(1.20)%	(0.97)%[2]	(0.61)%	(1.56)%	(1.83)%
Portfolio turnover rate	212.79%	195.75%	104.70%[1]	98.74%	193.32%	111.37%

*	The Fund’s fiscal year end changed from February 28 to December 31, effective December 31, 2005.

**	Amount was calculated based on the average shares outstanding during the period.

1	Not Annualized.

2	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
FINANCIAL HIGHLIGHTS	December 31, 2007

The financial highlights table below is intended to help you understand the financial performance of the Liberty Fund’s Class A shares for the past 5 years. Certain information reflects financial results for a single Liberty Fund Class A share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund throughout the periods presented (assuming reinvestment of all dividends and distributions).

All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

	Kelmoore Strategy® Liberty Fund — Class A
	Year Ended December 31, 2007	Year Ended December 31, 2006	Ten Months Ended December 31, 2005*	Year Ended February 28, 2005	Year Ended February 29, 2004	Year Ended February 28, 2003
Net asset value, beginning of period	$51.01	$51.84	$55.67	$61.80	$53.90	$75.60

Income/(loss) from investment operations:
Net investment income/(loss)	(0.18)	(0.27)	(0.11)	0.07	(0.30)	(0.60)
Net realized and unrealized gain/(loss) on investments	1.08	5.07	(0.07)	0.05	13.50	(15.50)
Payment from affiliate (Note 7)	—	0.07 **	—	—	—	—

Total from investment operations	0.90	4.87	(0.18)	0.12	13.20	(16.10)

Less distributions from:
Realized capital gains	(5.13)	—	(2.86)	(3.20)	(5.30)	(3.90)
Tax return of capital	—	(5.70)	(0.79)	(3.05)	—	(1.70)

Total distributions	(5.13)	(5.70)	(3.65)	(6.25)	(5.30)	(5.60)

Net asset value, end of period	$46.78	$51.01	$51.84	$55.67	$61.80	$53.90

Total return+	1.72%	9.92%	(0.28)%[1]	0.41%	25.19%	(21.65)%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$18,223	$24,795	$33,381	$41,444	$29,477	$12,546
Ratio of expenses to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.36%	2.34%	2.25%[2]	2.29%	2.36%	2.55%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	2.25%	2.21%	2.25%[2]	2.25%	2.25%	2.25%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(0.44)%	(0.59)%	(0.21)%[2]	0.10%	(0.92)%	(1.38)%
After fee waivers, expense reimbursements and including recoupment of prior year fee waivers	(0.33)%	(0.46)%	(0.21)%[2]	0.14%	(0.81)%	(1.08)%
Portfolio turnover rate	212.79%	195.75%	104.70%[1]	98.74%	193.32%	111.37%

*	The Fund’s fiscal year end changed from February 28 to December 31, effective December 31, 2005.

**	Amount was calculated based on the average shares outstanding during the period.

+	Total return calculation does not reflect sales load.

[1]	Not Annualized.

[2]	Annualized.

See Notes to Financial Statements.

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS	December 31, 2007

Note 1 — Significant Accounting Policies

Kelmoore Strategic Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on November 30, 1998. The Trust operates as a series company and, at December 31, 2007, consisted of four non-diversified investment portfolios (each a “Fund” and collectively the “Funds”), Kelmoore Strategy® Fund (“Strategy Fund”), Kelmoore Strategy® Eagle Fund (“Eagle Fund”), Kelmoore Strategy® Liberty Fund (“Liberty Fund”) and Kelmoore Strategy® Capitol Fund (“Capitol Fund”). As of December 31, 2007, the Capitol Fund has not commenced investment operations. Each Fund’s primary strategy is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach and to distribute income and short-term gains on a monthly basis, and long-term gains annually, if practical. Variables such as equity market valuations, timing of shareholder investment flows, or below historical average option premiums may negate realized gains and therefore may result in distributions characterized as a return of capital (investment principal).

The Strategy Fund’s principal strategy is to purchase the common stocks of a limited number of large-cap companies with market capitalization in excess of $10 billion and strong financial fundamentals and generally to sell or “write” related covered call options against most, if not substantially all, the shares of stock it owns. Eagle Fund’s principal strategy is to purchase the common stocks of a limited number of mid- and large-cap companies with market capitalization in excess of $1 billion and strong financial fundamentals and to generally sell or “write” related covered call options against most, if not substantially all, the shares of stock it owns. The Liberty Fund’s principal strategy is to purchase the common stocks of large-cap companies with market capitalization in excess of $10 billion and strong financial fundamentals and generally to sell or “write” related covered call options against most, if not substantially all, the shares of stock it owns.

As a secondary strategy, the Funds may “write” secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. Each Fund also may, under certain market conditions, seek to protect or “hedge” its portfolio against a decline in the value of the stocks it owns by acquiring put options. Each Fund currently intends to invest up to 50% of the premiums generated from covered call option writing to acquire put options but may direct investment in more or less put options in the Funds’ investment adviser’s sole discretion.

The Funds’ authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. The Funds offer two classes of shares (Class A and Class C). These share classes differ mainly based on the application of sales load and distribution fees (see Note 3).

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. The Funds’ securities are valued based on readily available market quotes or, where market quotations are not readily available, including when quoted prices are considered to be unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value, based on fair value as determined in good faith by the Valuation Committee under procedures approved by the Board. Since the Funds generally purchase highly liquid equity securities on major exchanges, it is unlikely that the

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS – (Continued)	December 31, 2007

Funds will be required to use fair valuation procedures. Equity securities traded on any U.S. or foreign exchange are valued at the last sale or closing price on the exchange or system in which they are principally traded on the valuation date. Securities for which the primary market is the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. If there is no sale on the valuation date, securities traded principally: (1) on a U.S. exchange are valued at the mean between the closing bid and asked prices; and (2) on a foreign exchange are valued at the most recent closing price. Equity securities that are traded in the over-the-counter market only, but are not included in the NASDAQ, are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service if such prices are believed to accurately represent market value. Debt securities and money market instruments with a remaining maturity of less than sixty days are valued at amortized cost. Valuations may be obtained from independent pricing services approved by the Board.

B. Option Valuation. Exchange traded options are valued at the last sale price or closing price on the Chicago Board Options Exchange (“CBOE”). If there is no sale or closing price available from the CBOE, options are valued at the mean between the last bid and asked price.

When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or a loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option. When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.

The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.

Generally, option transactions also involve risks concerning the liquidity of the options market. An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

C. Investment Income and Securities Transactions. Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS – (Continued)	December 31, 2007

D. Distributions to Shareholders. The Funds distribute substantially all of their net investment income and long-term capital gains, if any, annually. The Funds seek to pay monthly distributions to shareholders from net investment income, if any, and any net realized short-term capital gains, based in part on option premiums earned. Monthly distributions are not guaranteed, due to various factors, which may include Fund investment returns, shareholder activity, exercise of options that result in a capital loss, and options premiums generated. There may be insufficient net investment income or net short-term capital gain to fund monthly distributions, and some or all of the Fund’s distributions may be characterized, at the time of payment or later, as a return of capital. Distributions in excess of a Fund’s taxable income will be treated as a return of capital, and from time to time all or a significant portion of a Fund’s distributions may be characterized as a return of capital. Return of capital means that the Fund is returning a portion of the money that a shareholder invested in the Fund. Return of capital does not reflect a Fund’s investment performance, and shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s monthly distributions. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

E. Federal Income Taxes. The Funds’ intent is to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income and capital gains to shareholders. The Funds do not expect to be subject to income tax, therefore, no federal income tax provisions have been recorded.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F. Cash and Cash Equivalents. Uninvested cash is swept daily into an interest bearing account at PFPC Trust Company. The interest is paid to the Funds on a monthly basis. Throughout the year, the Funds may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate of 120% of the average federal funds rate for that month.

G. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

H. Allocation of Expenses. Expenses that are specific to a Fund or share class are charged directly to that Fund or share class. Distribution expenses are solely borne by and charged to the respective class of shares. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS – (Continued)	December 31, 2007

I. Net Asset Value. The net asset value per share of each class is calculated daily by allocating investment income, realized and unrealized gains and losses and expenses (other than class specific expenses) to each class of shares based upon the value of shares outstanding attributed to each class at the beginning of each day.

J. Recent Accounting Pronouncements. In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of the Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements reported on the statements of operations for a fiscal period.

Note 2 — Purchases and Sales of Securities

Purchases and sales of securities, other than short-term investments, during the year ended December 31, 2007 were as follows:

	Purchases	Sales
Strategy Fund	$165,234,986	$187,774,947
Eagle Fund	217,445,994	258,698,558
Liberty Fund	73,505,179	74,179,300

Transactions in option contracts written for the year ended December 31, 2007 were as follows:

	Strategy Fund		Eagle Fund
	Contracts	Premium	Contracts	Premium
Outstanding at December 31, 2006	1,839,600	$3,018,754	3,359,700	$5,842,181
Options written during period	13,970,200	19,329,461	18,721,700	25,574,741
Options exercised during period	(2,509,300)	(4,201,269)	(3,924,700)	(5,943,533)
Options expired during period	(5,168,500)	(5,059,570)	(6,579,900)	(6,500,905)
Options closed during period	(6,901,500)	(11,720,430)	(11,061,800)	(18,695,078)

Outstanding at December 31, 2007	1,230,500	$1,366,946	515,000	$277,406

	Liberty Fund
	Contracts	Premium
Outstanding at December 31, 2006	691,800	$1,100,572
Options written during period	5,216,700	7,138,647
Options exercised during period	(1,663,300)	(2,573,008)
Options expired during period	(2,415,100)	(2,541,639)
Options closed during period	(1,270,100)	(2,388,204)

Outstanding at December 31, 2007	560,000	$736,368

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS – (Continued)	December 31, 2007

Note 3 — Investment Management Fee and Other Transactions with Affiliates

Kelmoore Investment Company, Inc. (“Kelmoore”) is a registered investment adviser (the “Adviser”) and provides the Funds with investment management services. The Adviser receives a fee, computed daily and paid monthly, based on an annual rate of 1.00% of the average daily net assets from each of the Funds. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse certain expenses of the Funds as stated below.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses (excluding extraordinary expenses and fees and expenses of Trustees who are deemed to not be “interested persons” of the Trust pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) through May 1, 2008, so that the total annual fund operating expenses for this period will not exceed 2.25% for Class A and 3.00% for Class C of each Fund (the “Expense Limitation”). Each Fund will carry forward, for a period not to exceed three (3) years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the effective prospectus.

For the year ended December 31, 2007, the Adviser waived fees under the Expense Limitation and voluntarily waived fees (See Note 7) in the amounts listed below:

Fund	Expense Limitation	Voluntary Waivers	Total
Strategy Fund	$—	$99,441	$99,441
Eagle Fund	5,366	74,341	79,707
Liberty Fund	42,632	1	42,633

During the year ended December 31, 2007, the Adviser recouped $20,072 of waived fees or reimbursed expenses related to the Strategy Fund.

At December 31, 2007, the balance of recoupable expenses along with year of expiration for the Strategy and Liberty Funds were as follows:

	2008	2009	2010	Total
Strategy Fund	$99,813	$42,027	$—	$141,840
Eagle Fund	—	1,250	5,366	6,616
Liberty Fund	63,782	59,570	42,632	165,984

The Funds have, on behalf of the Class A and Class C shares, adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (each a “Plan”) that allow the Funds to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Plan for Class A shares permits the Funds to reimburse Kelmoore, as the Funds’ distributor (the “Distributor”), an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares. The Plan for Class C shares permits the Funds to reimburse the Distributor an annual fee not to exceed 0.75% of the average daily net assets of the Class C shares. In addition, the Plan for Class C shares permits the Funds to reimburse the Distributor for payments to dealers or others, an annual service fee not to exceed 0.25% of the average daily net assets of the Class C shares. For the year ended December 31, 2007,

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS – (Continued)	December 31, 2007

the Strategy Fund reimbursed the Distributor $548,384 ($109,392 for Class A and $438,992 for Class C), the Eagle Fund reimbursed the Distributor $669,947 ($162,172 for Class A and $507,775 for Class C) and the Liberty Fund reimbursed the Distributor $230,171 ($54,232 for Class A and $175,939 for Class C) for distribution and servicing expenses incurred.

The Strategy, Eagle and Liberty Funds’ Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with each Fund’s effective prospectus. For the year ended December 31, 2007, sales charges received by Kelmoore Investment Company Inc., as the Funds’ distributor, were as follows:

Strategy Fund	$114,381
Eagle Fund	188,301
Liberty Fund	110,065

A. Services Agreement. The Funds have entered into a Services Agreement with PFPC Inc. Under the Services Agreement, PFPC Inc. provides certain transfer agency, administrative and accounting services. The Funds have entered into a Custodian Services Agreement with PFPC Trust Company.

B. Brokerage Commissions. Kelmoore also is a registered broker-dealer and provides brokerage services to the Funds (the “Broker”). Each Fund, through the Adviser, places substantially all of its brokerage transactions, both in stocks and options, through the Broker’s brokerage trading operations. Kelmoore, acting as a broker, is an electronic access member of the International Securities Exchange (“ISE”), a leading electronic trading market for options, and directly executes a substantial portion of the Funds’ brokerage transactions through ISE or other market centers accessible to Kelmoore, such as Electronic Communications Networks, third party trading platforms and alternative trading networks. The Funds pay Kelmoore brokerage commissions for executing these transactions, which are separate from, and in addition to, the fees paid by the Funds to the Adviser for advisory services and to Kelmoore for distribution services. As the level of stock trading or option writing increases, the level of commissions paid by each Fund to the Adviser increases.

The commissions paid to the Broker are regularly reviewed and approved by the Independent Trustees of the Funds in accordance with Rule 17e-1 under the 1940 Act. Since the Broker receives compensation based on the number of shares and option contracts traded, there is an incentive for the Broker to effect as many transactions as possible because as the level of stock trading or options writing increases, the commissions paid by each Fund to the Broker also increases. The amount of such commissions is substantial when compared with such charges for other funds because of the Funds’ options and securities trading strategy. Nonetheless, with respect to each of the Strategy, Eagle and Liberty Funds, the number of covered call options written at any time is limited to the value of the stock positions in the Fund’s portfolio, which are used to cover or secure those options. These limits may mitigate the effect of the Adviser’s incentive to effect transactions for the Fund to which they apply.

The Adviser manages all aspects of each Fund’s options trading strategy through monitoring of trading markets. In addition, the Adviser is primarily responsible for overseeing and implementing the brokerage services provided to the Funds. The Board believes that the Adviser’s extensive knowledge base and securities trading experience are essential to maximizing each Fund’s options premiums while mitigating risk of losses. In addition to executing brokerage transactions for the Funds internally, the Adviser also directs, in its discretion, a portion of the Fund’s brokerage transactions for execution to unaffiliated broker-dealers, generally when, in the Adviser’s judgment, the market centers accessible to the Adviser lack sufficient liquidity and transparency for best execution.

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS – (Continued)	December 31, 2007

The Funds will not deal with the Broker (or any affiliate) in any transaction in which the Broker (or any affiliate) acts as principal, except in accordance with rules promulgated by the Securities and Exchange Commission (the “SEC”). For the year ended December 31, 2007, the Funds paid $345,940, $631,571 and $158,334 for the Strategy, Eagle and Liberty Funds, respectively, in brokerage commissions to Kelmoore. Kelmoore as broker has arrangements with unaffiliated brokers who act as executing and clearing brokers for the Funds’ equity transactions and as clearing broker on options transactions, and these brokers are compensated by the Broker for these services. For certain equity and options transactions where the Adviser uses the services of a full service unaffiliated broker, the Funds are charged only the commissions and fees paid to that unaffiliated broker.

C. Officer and Trustee Compensation. Certain officers and Trustees of the Funds are affiliated persons of the Adviser and the Distributor. No officer, Trustee or employee of the Adviser, PFPC Inc., or any affiliate thereof, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives an annual retainer of $12,000 per year ($22,000 in the case of the Chairman of the Board and $15,500 in the case of the Chairman of the Audit Committee). The annual retainer is payable in equal installments at the end of each quarter. Additionally, each Independent Trustee receives a fee of $1,500 for each meeting of the Board attended and a fee of $1,000 for each committee meeting attended that does not occur on the same day as a meeting of the Board. Each Independent Trustee receives reimbursement for certain travel and other out-of-pocket expenses related to attending such meetings. The Trust does not have any retirement, pension or other compensation plan for the Trustees.

Note 4 — Tax Disclosure

For Federal income tax purposes, the cost of securities owned at December 31, 2007 and the net realized gains or losses on securities sold for the period then ended were different from the amounts reported for financial reporting purposes as shown below. The aggregate gross unrealized appreciation and depreciation at December 31, 2007 for the Funds is as follows:

	Cost	Depreciated Securities	Appreciated Securities	Net Unrealized Depreciation
Strategy Fund	$80,717,754	$(11,412,571)	$902,733	$(10,509,838)
Eagle Fund	118,213,442	(30,897,933)	136,788	(30,761,145)
Liberty Fund	38,713,930	(4,905,473)	438,805	(4,466,668)

Differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax-deferral of losses on wash sales.

At December 31, 2007, the following Fund had capital loss carryforwards for federal income tax purposes, which will expire in the following years:

	2009	2010	2012	2014	Total
Strategy Fund	$59,075,578	$62,519,008	$19,872,287	$1,562,216	$143,029,089

The Strategy Fund, Eagle Fund and Liberty Fund utilized $12,388,820, $25,416,810 and $2,859,297, respectively, in capital loss carryforwards in the current year.

Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS – (Continued)	December 31, 2007

The tax character of dividends and distributions paid during the year ended December 31, 2007 were as follows:

	Ordinary Income	Capital Gains
Strategy Fund
Class C	$5,799,038	$—
Class A	5,231,635	—
Eagle Fund
Class C	10,262,053	1,190,876
Class A	11,756,655	1,364,320
Liberty Fund
Class C	1,622,235	312,428
Class A	1,868,073	359,773

The tax character of dividends and distributions paid during the year ended December 31, 2006 were as follows:

Return of Capital
Strategy Fund
Class C	$8,754,572
Class A	8,591,526
Eagle Fund
Class C	14,895,805
Class A	20,114,607
Liberty Fund
Class C	2,393,322
Class A	3,166,395

As of December 31, 2007, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Strategy Fund	Eagle Fund	Liberty Fund
Capital loss carryforwards	$(143,029,089)	$—	$—
Post-October losses	(184,901)	(364,581)	—
Unrealized depreciation including straddle deferrals	(9,976,368)	(30,561,738)	(4,319,807)

Total Accumulated Losses	(153,190,358)	(30,926,319)	(4,319,807)

Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS – (Continued)	December 31, 2007

Note 5 — Reclassifications

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2007, the reclassifications were as follows:

	Decrease Paid-in Capital	Increase Undistributed Net Investment Loss	Increase Accumulated Net Realized Gains
Strategy Fund	$(11,802,298)	$771,626	$11,030,672
Eagle Fund	(24,155,785)	2,137,077	22,018,708
Liberty Fund	(1,513,003)	262,863	1,250,140

These reclassifications were primarily due to the reclass of net operating losses for tax purposes and distributions in excess of the Funds’ current taxable earnings and profits.

Note 6 — Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds.

Note 7 — Other Matters

The Adviser provides brokerage services to the Funds in connection with the Funds’ equities and options transactions. Without admitting or denying SEC allegations, the Adviser settled an enforcement action that was the result of an SEC audit that began in November of 2004. A copy of the Administrative Order posted on the SEC Website on January 18, 2007 is posted on the Adviser’s Website. In brief, over the past two years, the Enforcement Division of the SEC conducted an investigation regarding the commissions historically charged by the Adviser as broker in connection with the execution of options transactions for the Funds and regarding the prospectus disclosures concerning these commissions. The investigation focused on the policies, disclosures, and practices of the Adviser regarding the investment advisory and brokerage services charged to the Funds.

The Adviser is pleased that the matter has settled. Without admitting or denying the Commission’s findings, the Adviser agreed to pay $100,000 to settle Commission charges that the firm misled investors by significantly understating its mutual fund fees and charges. The Adviser also agreed to undertake certain disclosure and remedial reforms. The Commission issued an Order finding that while the firm purported to charge investors a 1.00% advisory fee, the fees and charges (including commissions paid to the Adviser, which were described in the Statement of Additional Information) would have ranged from 1.50% to over 3.00% had the Adviser “adequately disclosed” all its “advisory” charges. In accepting the Adviser’s settlement offer, the SEC acknowledged that the Adviser had relied on independent counsel in drafting the prospectus disclosure; nevertheless, the SEC asserted that the Adviser remained fully responsible for the disclosure, which the SEC alleged was misleading. The SEC acknowledged the Adviser’s cooperation with the SEC staff’s investigation and the Adviser’s prompt remedial actions to address the SEC staff’s concerns in advance of the settlement.

KELMOORE STRATEGIC TRUST
NOTES TO FINANCIAL STATEMENTS – (Continued)	December 31, 2007

After conducting an independent review of the issues involved in the examination and investigation, the Independent Trustees requested, and the Adviser agreed to reimburse the Funds, the amount of $1,737,672 (payable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $803,080, $852,330 and $82,262, respectively) plus interest of $155,190 (payable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $71,722, $76,121, and $7,347, respectively), representing the cost savings realized by the Adviser from the decrease in execution costs that were a component of the brokerage commissions paid to the Adviser by the Funds during the period July 1, 2003 through December 31, 2004 (“Voluntary Waiver”). The options commission rate charged by the Adviser to the Funds was substantially reduced effective January 1, 2005, and was further reduced in November 2005. The Adviser made a lump sum payment to the Funds of $1,481,200 (payable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $684,550, $726,530, and $70,120, respectively) on February 24, 2006, with the balance of $411,662 (attributable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $190,252, $201,921, and $19,489, respectively) plus interest to be reimbursed to the Funds over time by temporarily waiving a portion of the Adviser’s investment advisory fee charged to the Funds in the amount of 10 basis points (0.10%) starting with April accruals that were due May 1, 2006. As of December 31, 2007, all outstanding balances mentioned above have been paid by the Adviser.

Note 8 — Subsequent Events

Effective January 29, 2008, Matthew Kelmon has resigned from Kelmoore Investment Co., Inc., the Board of the Trust and as an officer of the Trust.

Effective January 29, 2008, Barry Martin has been appointed as the Funds’ Portfolio Manager. Mr. Martin, Senior Vice President of Portfolio Management for the Adviser, joined Kelmoore in 1999.

On February 20, 2008, the Board of Trustees of the Kelmoore Strategic Trust, on behalf of its investment portfolios (the “Kelmoore Funds”), approved a letter of intent (“LOI”) between its Advisor and a third-party investment adviser. Under the terms of the LOI, the parties contemplate that the assets of the Kelmoore Funds would be transferred to a new fund or funds that the third-party investment adviser manages. The third-party fund shares would be distributed to the respective Kelmoore Fund shareholders. The third-party funds would have similar investment policies, objectives and restrictions as the Kelmoore Funds, and the Kelmoore Funds’ investment advisory personnel would act as sub-advisory personnel to the third-party fund(s), with responsibility for the portfolio management. The contemplated transactions are intended to be effected without the imposition of federal income tax on the Kelmoore Funds or their shareholders. Requisite final agreements and plans of reorganization remain subject to Kelmoore Board and shareholder approvals. The LOI does not create any binding obligation on the parties.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Kelmoore Strategic Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Kelmoore Strategic Trust (comprising, the Strategy Fund, Strategy Eagle Fund, and Strategy Liberty Fund), (collectively the “Funds”) as of December 31, 2007, and the related statements of operations, statements of changes in net assets and the financial highlights for the year ended December 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for each of the years or periods in the four-year period ended December 31, 2006 were audited by other auditors, whose report dated February 26, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the Kelmoore Strategic Trust as of December 31, 2007, the results of their operations, the changes in their net assets and the financial highlights for the year ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 25, 2008

KELMOORE STRATEGIC TRUST
ADDITIONAL FUND INFORMATION	December 31, 2007

INFORMATION ON PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with the Funds’ proxy voting record relating to portfolio securities held during the most recent 12 month period ended June 30, 2007, is available at no charge, upon request by calling 1-800-929-1417, by going to our website at www.kelmoore.com, or by going to the SEC’s website at http://www.sec.gov.

INFORMATION ON FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION (UNAUDITED)

QUALIFIED DIVIDEND INCOME

Through December 31, 2007, 3.46% of the distributions paid by the Liberty Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2007, 0.88% and 2.35% of the ordinary income distributions of the Eagle Fund and Liberty Fund, respectively, qualify for the dividends received deduction available to corporations.

LONG-TERM CAPITAL GAINS DIVIDEND

The Eagle Fund and Liberty Fund designate $2,555,196 and $672,201, respectively, as long-term capital gain distributions pursuant to section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2007.

KELMOORE STRATEGIC TRUST
ADDITIONAL FUND INFORMATION – (Continued)	December 31, 2007

TRUSTEES AND EXECUTIVE OFFICERS

Name, Age, Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee[2]

DISINTERESTED TRUSTEES

Jeffrey Ira (53) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Chairman of the Board of Trustees	Trustee since May 1999; Chairman since November 2005	Partner and Certified Public Accountant, C.G. Uhlenberg LLP, a certified public accounting firm, from May 1984 to present; and City Councilman, Redwood City, CA, from November 1997 to present.	Four	None

Ignatius J. Panzica (64) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Trustee	Since May 1999	Self-Employed from November 1997 to present.	Four	None

Stephen W. Player, Esq. (66) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Trustee	Since May 1999	Associate Director of Planned Giving, Stanford University, from August 2000 to present.	Four	None

Kenneth D. Treece (63) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Trustee	Since May 1999	Chief Executive Officer, Oh to Be Carefree, LLC, a commercial glass and door company, from March 2004 to present; and Chief Executive Officer, SBMC Corporation, a precision sheet metal producer, from May 1996 to December 2003.	Four	None

INTERESTED TRUSTEES[3]

Matthew Kelmon (39) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 President and Chief Executive Officer, Trustee	Since May 1999	Senior Executive Vice President of Portfolio Management and Chief Investment Officer, Kelmoore Investment Company, Inc., from April 1994 to present.	Four	None

KELMOORE STRATEGIC TRUST
ADDITIONAL FUND INFORMATION – (Continued)	December 31, 2007

Name, Age, Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee[2]

EXECUTIVE OFFICER(S)* WHO ARE NOT TRUSTEES

Tamara B. Wendoll (37) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Secretary Anti-Money Laundering Officer	Since May 1999	Senior Executive Vice President and Director of Marketing and Operations, Kelmoore Investment Company, Inc., from March 1999 to present.	N/A	N/A

Shawn Young (43) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Treasurer	Since November 2005	Chief Financial Officer, Kelmoore Investment Company, Inc., from December 1999 to present; and Parliamentarian, Diablo Valley Chapter of National Charity League, from 2007 to present.	N/A	N/A

Catherine Wooledge (65) 2465 E. Bayshore Road Suite 300 Palo Alto, CA 94303 Chief Legal Officer Chief Compliance Officer	Chief Legal Officer, since September 2004; Chief Compliance Officer, since February 2006	General Counsel, Kelmoore Investment Company, Inc., from September 2004 to present, and Chief Compliance Officer of advisory operations, Kelmoore Investment Company, Inc., from February 2006 to present; Attorney in financial services private practice from May 1998 to August 2004.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

[1]

Each Trustee holds office for life, until any mandatory retirement age adopted by the Board or until his/her successor is duly elected and qualified, the Trustee resigns, or the Trust terminates. Each officer holds office until his/her successor is elected and qualified.

[2]

Includes all directorships of publicly held companies and all trusteeships. If the individual serves as a trustee/director for an investment company, the number of portfolios is indicated if there are more than two.

[3]

Matthew Kelmon is considered an “interested person” of the Trust because he is an employee and officer of the Adviser. Please refer to Note 8, Subsequent Events, of the Financial Statements for additional information on Matthew Kelmon.

KELMOORE STRATEGIC TRUST
ADDITIONAL FUND INFORMATION – (Continued)	December 31, 2007

ADDITIONAL INFORMATION ABOUT THE TRUST’S TRUSTEES

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available at no charge, upon request by calling 1-877-535-6667.

For More Information

Administrator,Transfer Agent	Counsel
and Fund Accounting Agent	Dechert LLP
PFPC Inc.	4675 MacArthur Court, Suite 1400
760 Moore Road	Newport Beach, CA 92660-8842
King of Prussia, PA 19406
(877) KELMOORE (535-6667)	Independent Registered Public
Accounting Firm
Custodian	KPMG LLP
PFPC Trust Company	1601 Market Street
The Eastwick Center	Philadelphia, PA 19103-2499
8800 Tinicum Boulevard
Philadelphia, PA 19153

Kelmoore Strategic Trust

2465 E. Bayshore Road

Suite 300

Palo Alto, CA 94303

For Additional Information about

The Kelmoore Strategy® Funds

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This report is submitted for general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information.

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no substantive amendments or waivers to the code of ethics, during the period covered by this report.

The code of ethics is incorporated by reference, as noted in Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Jeffrey Ira, who serves on the registrant’s audit committee, is qualified as an “audit committee financial expert,” as defined by Item 3 of Form N-CSR, and that Mr. Ira is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $120,000 in 2006 (by prior principal accountant PricewaterhouseCoopers LLP) and $105,000 in 2007.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2006 (by prior principal accountant PricewaterhouseCoopers LLP) and $0 in 2007.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $64,970 in 2006 (by prior principal accountant PricewaterhouseCoopers LLP) and $58,000 in 2007. Tax fees relate to provision review, tax return review, consultation and review of straddle schedule, review excise distribution calculations, and form 1099 review.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2006 (by prior principal accountant PricewaterhouseCoopers LLP) and $0 in 2007.

(e)(1)	The Audit Committee shall pre-approve both audit and permissible non-audit services provided to the Trust, or its Funds, including the fees therefore; provided, that if the Audit Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members who are also “independent” (as defined below) trustees, then the Committee shall adopt policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the auditors, consistent with the requirements of Rule 2-01 of Regulation S-X, which shall then be used in making such pre-approvals, further provided, that each delegated pre-approval shall be reported to the Audit Committee during its next regularly scheduled meeting; provided, however, permissible non-audit services provided to a Fund need not be pre-approved if: (1) the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Trust to the independent auditors in the fiscal year in which the non-audit services are provided; (2) the Trust did not recognize that the non-approved services were non-audit services at the time of the engagement; and (3) such non-approved services are promptly brought to the attention of the Committee and approved by the Committee, or one or more designated members of the Committee, prior to the completion of the audit.

The Audit Committee shall pre-approve permissible non-audit services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides “ongoing” services to the Trust in the fund complex where the nature of the independent auditors’ engagement has a direct impact on the operations or financial reporting of the Trust or its Funds (each, a “Control Entity”); provided, that if the Audit Committee has chosen to delegate the authority to grant pre-approvals to one or more Committee members, then the delegated Committee member or members may use the Committee-adopted policies and procedures pursuant to such Rule 2-01 to pre-approve proposed services, further provided, that each delegated pre-approval shall be reported to the Audit Committee during its next regularly scheduled meeting; provided, however, the pre-approval requirement for permissible non-audit services provided by the Trust’s independent auditor to the adviser or a Control Entity may be waived if: (1) the aggregate amount of all such services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Funds’ independent auditors by the Funds, the adviser, and the Control Entities during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (2) the non-approved services were not recognized as non-audit services at the time of the engagement; and (3) such non-approved services are promptly brought to the attention of, and approved by, the Committee, or one or more designated members of the Committee, prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.

(c)	100%

(d)	Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero per cent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2006 (by prior principal accountant PricewaterhouseCoopers LLP) and $0 in 2007.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, included as Exhibit (a)(1) of the registrant’s Form N-CSR filed on March 7, 2007 (Accession No. 0001193125-07-048230), is hereby incorporated by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Kelmoore Strategic Trust

By (Signature and Title)*	/s/ Ralph M. Kelmon
Ralph M. Kelmon, President & Chief Executive Officer
(principal executive officer)
Date 3/3/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ralph M. Kelmon
Ralph M. Kelmon, President & Chief Executive Officer
(principal executive officer)
Date 3/3/08

By (Signature and Title)*	/s/ Tamara Wendoll
Tamara Wendoll, Treasurer
(principal financial officer)
Date 3/3/08

*	Print the name and title of each signing officer under his or her signature.